                               POWER OF ATTORNEY

The undersigned entities do each hereby appoint Gerald Nowak and Bradley Reed as the undersigned's true and lawful attorneys-in-fact (each, an "Attorney-in-Fact"
and collectively, the "Attorneys-in-Fact"), each, individually or jointly, with full power of substitution and resubstitution, to have full power and authority to act in each of the undersigned's name, place and stead and on each of the undersigned's behalf to:

1. execute and deliver in the undersigned's capacity as one or more of an officer, director or significant stockholder of N-able, Inc. or any of its subsidiaries (collectively, the "Company"), reports, schedules or other filings with respect to the reporting of ownership of or transactions in securities of the Company required to be made under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the
"Securities Act"), and the rules thereunder, including without limitation,
Schedules 13D and 13G, Forms 3, 4 and 5 and Form  144 and any amendments, corrections, supplements or other changes thereto;

2. prepare, execute and submit to the Securities and Exchange Commission  (the
"SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to file the above-mentioned reports, schedules or filings electronically with the SEC;

3. do and perform any and all acts that such Attorney-in-Fact (in his sole discretion) determines may be necessary or desirable to complete and execute any such reports, schedules or other filings and timely file same with the SEC and any stock exchange or other authority; and

4. take any other action of any type whatsoever in connection with the foregoing that, in the sole opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by such Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact may approve in his sole discretion.

Each of the undersigned hereby ratify and confirm all that the Attorneys-in-Fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  Each of the undersigned acknowledge that the Attorneys-in-Fact, in serving in such capacity at each of the undersigned's request, are not assuming, nor is the Company assuming, (i) any of the undersigned's responsibilities to comply with the requirements of the Exchange
Act or the Securities Act or any liability for the undersigned's failure to comply with such requirements, or (ii) any obligation or liability the undersigned incur for profit disgorgement under Section 16(b) of the Exchange
Act.  Each of the undersigned further acknowledge that this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act or the Securities Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer subject to Sections 13 and 16 of the Exchange Act and
Rule 144 of the Securities Act with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorneys-in-Fact.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of
July 28, 2021.

/s/ Seth Boro, Managing Member of Thoma Bravo UGP, LLC

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo Partners XI, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XI, LLC of the General Partner of
Thoma Bravo Fund XI, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XI, LLC of the General Partner of
Thoma Bravo Fund XI-A, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XI, LLC of the General Partner of
Thoma Bravo Executive Fund XI, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
Thoma Bravo UGP, LLC, the General Partner of Thoma Bravo Partners XII, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
Thoma Bravo UGP, LLC, the General Partner of Thoma Bravo Partners XI, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XII, LLC of the General Partner of
Thoma Bravo Fund XII, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XII, LLC of the General Partner of
Thoma Bravo Fund XII-A, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XII, LLC of the General Partner of
Thoma Bravo Executive Fund XII, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XII, LLC of the General Partner of
Thoma Bravo Executive Fund XII-A, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XI, LLC of the General Partner of
Thoma Bravo Special Opportunities Fund II, L.P.

/s/ Seth Boro, Managing Partner of Thoma Bravo UGP, LLC, the Managing Member of
the General Partner of Thoma Bravo UGP XI, LLC of the General Partner of
Thoma Bravo Special Opportunities Fund II-A, L.P.